UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under to §240.14a-12

Bioventus Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BIOVENTUS INC.

4721 EMPEROR BOULEVARD, SUITE 100

DURHAM, NORTH CAROLINA 27703

(919) 474-6700

V16480-P90664

You invested in BIOVENTUS INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Bioventus Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Bioventus Annual Meeting to be held on June 7, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	June 7, 2023
vote without entering a	10:00 a.m., Eastern Time
control number
Virtually at: www.virtualshareholdermeeting.com/BVS2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the Bioventus Annual Meeting of Stockholders. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	To elect the following nominees as Class II directors:

01) John A. Bartholdson
	02) Patrick J. Beyer	For
03) William A. Hawkins
04) Mary Kay Ladone
05) Susan M. Stalnecker

2.	To approve the Bioventus Inc. 2023 Retention Equity Award Plan.	For

3.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V16481-P90664